99.8

Certificate of Registration from
US Patent and Trademark Office for
WINSONIC

The United States of America

CERTIFICATE OF REGISTRATION

PRINCIPAL REGISTER

The Mark shown in this certificate has been registered in the United States Patent and Trademark Office to the named registrant.

The records of the United States Patent and Trademark Office show that an application for registration of the Mark shown in this Certificate was filed in the Office; that the application was examined and determined to be in compliance with the requirements of the law and with the regulations prescribed by the Director of the United States Patent and Trademark Office; and that the Applicant is entitled to registration of the Mark under the Trademark Act of 1946, as Amended.

A copy of the Mark and pertinent data from the application are part of this certificate.

To avoid CANCELLATION of the registration, the owner of the registration must submit a declaration of continued use or excusable non-use between the fifth and sixth years after the registration date. *(See next page for more information.) Assuming such a declaration is properly filed, the registration will remain in force for ten (10) years, unless terminated by an order of the Commissioner for Trademarks or a federal court. (See next page for information on maintenance requirements for successive ten-year periods.)*

Director of the United States Patent and Trademark Office

REQUIREMENTS TO MAINTAIN YOUR FEDERAL TRADEMARK REGISTRATION

Requirements in the First Ten Years*

What and When to File:

- First Filing: A Declaration of Continued Use (or Excusable Non-use), filed between the 5th and 6th years after the registration date. (*See* 15 U.S.C. §1058; 37 C.F.R. §2.161.)
- Second Filing: A Declaration of Continued Use (or Excusable Non-use) **and** an Application for Renewal, filed between the 9th and 10th years after the registration date. (*See* 15 U.S.C. §1058 and §1059; 37 C.F.R. §2.161 and 2.183.)

Requirements in Successive Ten-Year Periods*

What and When to File:

- A Declaration of Continued Use (or Excusable Non-use) **and** an Application for Renewal, filed between each 9th and 10th-year period after the date when the first ten-year period ends. (*See* 15 U.S.C. §1058 and §1059; 37 C.F.R. §2.161 and 2.183.)

Grace Period Filings*

There is a six-month grace period for filing the documents listed above, with payment of an additional fee.

The U.S. Patent and Trademark Office (USPTO) will NOT send you any future notice or reminder of these filing requirements. Therefore, you should contact the USPTO approximately one year prior to the deadlines set forth above to determine the requirements and fees for submission of the required filings.

NOTE: ***Electronic forms for the above documents, as well as information regarding current filing requirements and fees, are available online at the USPTO web site:***

www.uspto.gov

YOUR REGISTRATION WILL BE CANCELLED IF YOU DO NOT FILE THE DOCUMENTS IDENTIFIED ABOVE DURING THE SPECIFIED TIME PERIODS.

*Exception for the Extensions of Protection under the Madrid Protocol:
The holder of an international registration with an extension of protection to the United States must file, under slightly different time periods, a Declaration of Continued Use (or Excusable Non-use) at the USPTO. *See* 15 U.S.C. §1141k; 37 C.F.R. §7.36. The renewal of an international registration, however, must be filed at the International Bureau of the World Intellectual Property Organization, under Article 7 of the Madrid Protocol. *See* 15 U.S.C. §1141j; 37 C.F.R. §7.41.

Int. Cls.: 38 and 42

Prior U.S. Cls.: 100, 101 and 104

United States Patent and Trademark Office

Reg. No. 3,141,240
Registered Sep. 12, 2006

SERVICE MARK
PRINCIPAL REGISTER

WINSONIC

WINSONIC DIGITAL MEDIA GROUP, LTD. (NEVADA CORPORATION)
SUITE 1200
200 GALLERIA PARKWAY
ATLANTA, GA 30339

FOR: INTERNET TELEPHONY SERVICES; TELECOMMUNICATION SERVICES, NAMELY, PERSONAL COMMUNICATION SERVICES USING A PUBLIC SWITCH TELEPHONE NETWORK OR PSTN; LOCAL AND LONG DISTANCE TELEPHONE SERVICES USING A PUBLIC SWITCH TELEPHONE NETWORK OR PSTN; VOICE OVER ASYNCHRONOUS TRANSFER MODE (ATM) SERVICES; VOICE OVER IP SERVICES; PROVIDING TELECOMMUNICATIONS CONNECTIONS TO A GLOBAL COMPUTER NETWORK; TELECOMMUNICATIONS CONSULTATION AND GATEWAY SERVICES; TELECOMMUNICATIONS RESELLER SERVICES, NAMELY, PROVIDING LOCAL AND LONG DISTANCE TELECOMMUNICATIONS SERVICES; TELECOMMUNICATIONS SERVICES, NAMELY, ISDN SERVICES, PERSONAL COMMUNICATION SERVICES, PROVIDING FIBER OPTIC NETWORK SERVICES, AND PROVIDING MULTIPLE USER DIAL-UP AND DEDICATED ACCESS TO THE INTERNET; WIRELESS SERVICES, NAMELY, TEXT AND NUMERIC DIGITAL MESSAGING SERVICES, FACSIMILE MAIL SERVICES, PBX SERVICES; VOICE MAIL SERVICES; ELECTRONIC VOICE MESSAGING, NAMELY, THE RECORDING AND SUBSEQUENT TRANSMISSION OF VOICE MESSAGES BY TELEPHONE; ELECTRONIC TRANSMISSION OF DOCUMENTS AMONG USERS OF COMPUTERS VIA COMPUTER TERMINALS, IN CLASS 38 (U.S. CLS. 100, 101 AND 104).

FIRST USE 0-0-1989; IN COMMERCE 0-0-1989.

FOR: DESIGN FOR OTHERS OF INTEGRATED CIRCUITS AND INTEGRATED CIRCUIT CORES FOR USE IN WIRELESS COMMUNICATIONS AND WIRELESS COMMUNICATION EQUIPMENT AND APPARATUS AND DIGITAL SIGNAL PROCESSORS (DSP); CROSS-PLATFORM CONVERSION OF DIGITAL CONTENT INTO OTHER FORMS OF DIGITAL CONTENT; PROVIDING ELECTRONIC VERIFICATION OF ON-LINE ORDERS OF DIGITAL CONTENT AND GENERATING ELECTRONIC PERMISSION CODES WHICH ALLOW USERS TO ACCESS SAID DIGITAL CONTENT; PROVIDING TEMPORARY USE OF NON-DOWNLOADABLE COMPUTER SOFTWARE FOR SHIPMENT PROCESSING OVER COMPUTER NETWORKS, INTRANETS AND THE INTERNET AND PSTN NETWORKS, IN CLASS 42 (U.S. CLS. 100 AND 101).

FIRST USE 0-0-1989; IN COMMERCE 0-0-1989.

THE MARK CONSISTS OF STANDARD CHARACTERS WITHOUT CLAIM TO ANY PARTICULAR FONT, STYLE, SIZE, OR COLOR.

SER. NO. 78-526,053, FILED 12-2-2004.

ZHALEH DELANEY, EXAMINING ATTORNEY